5. Net Loss Per Common Share	9 Months Ended
Sep. 30, 2017
Earnings Per Share [Abstract]
Net Loss Per Common Share

Basic earnings per share are computed by dividing the net income (loss) applicable to common shares by the weighted average number of common shares outstanding. We recorded a net loss for the nine-month periods ended September 30, 2017 and 2016, so there are no diluted earnings per share calculated for those periods. Basic and diluted earnings per share were the same for all periods presented.

We had 0 and 16,112,210 shares issuable upon the exercise of warrants and options and 7,576,778 and 205,667 shares issuable upon the conversion of green energy bonds and convertible notes payable that were not included in the computation of dilutive loss per share because their inclusion is antidilutive for the interim periods ended September 30, 2017 and 2016, respectively.